                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            ________________________

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 10, 2000


                              ACTUATE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                        0-24607           94-3193197
          --------                        -------           ----------
(State or other jurisdiction            (Commission      (I.R.S. Employer
     of incorporation)                  File Number)    Identification No.)


         701 Gateway Boulevard, South San Francisco, California 94080
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (650) 837-2000

                              Actuate Corporation

                               Table of Contents


Item 7.  Financial Statements and Exhibits..........................  3



Signatures..........................................................  5

Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements of Business Acquired

               Included as Exhibit 99.01 hereto, and incorporated herein by reference, is a copy of the audited consolidated financial statements of Open Software Technology, LLC ("OST") as of December 31, 1999 and for the fiscal year ended December 31, 1999.

               (b)  Pro Forma Financial Statements

               Included as Exhibit 99.02 hereto, and incorporated herein by reference, is a copy of the pro forma condensed combined consolidated financial statements with respect to the acquisition of OST (the "Acquisition"), which includes the following statements:

                    (i) The pro forma condensed combined consolidated balance sheet combines Actuate Corporation's ("Actuate") balance sheet at December 31, 1999 with OST's balance sheet at December 31, 1999.

                    (ii) The pro forma condensed combined consolidated statement of operations combines Actuate's statement of operations for the fiscal year ended December 31, 1999 with OST's statement of operations for the fiscal year ended December 31, 1999.

               (c)  Exhibits:

               The following exhibits are filed herewith:

                Exhibit  Description
                -------  -----------

                    2.1 Form of the Purchase Agreement dated February 29, 2000, by and among Actuate, Rohit Mathur, Barry Clague, Anita gupta and Sowmya Narayan.*

                23.01    Consent of Goldstein Golub Kessler LLP, Independent
                         Auditors

                99.01 Audited Consolidated Financial Statements of OST as of December 31, 1999, and for the fiscal year ended December 31, 1999.

                99.02 Pro forma condensed consolidated combined balance sheet at December 31, 1999 and pro forma condensed consolidated combined statement of operations for the fiscal year ended December 31, 1999.

                ------------------
                * Previously filed.

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Actuate Corporation


Date:  May 9 2000             /s/  William P. Garvey
                              --------------------------------
                              William P. Garvey
                              Secretary

                                 EXHIBIT INDEX


               Exhibit  Description
               -------  -----------

                 2.1 Form of the Purchase Agreement dated February 29, 2000, by and among Actuate, Rohit Mathur, Barry Clague, Anita gupta and Sowmya Narayan.*

               23.01    Consent of Goldstein Golub Kessler LLP, Independent
                        Auditors

               99.01 Audited Consolidated Financial Statements of OST as of December 31, 1999, and for the fiscal year ended December 31, 1999.

               99.02 Pro forma condensed consolidated combined balance sheet at December 31, 1999 and pro forma condensed consolidated combined statement of operations for the fiscal year ended December 31, 1999


               --------------------------
               *  Previously filed.